                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or ss.240.14a-12


                                 DEB SHOPS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement no.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                 DEB SHOPS, INC.





                  9401 Blue Grass Road, Philadelphia, PA 19114
                                 (215) 676-6000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 To be held on
                             Tuesday, May 15, 2001
                                 at 10:00 a.m.
TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Deb Shops, Inc., a Pennsylvania corporation (the "Company"), will be held on Tuesday, May 15, 2001 at 10:00 a.m. at the offices of the Company, 9401 Blue Grass Road, Philadelphia, Pennsylvania. The purposes of the meeting are to:

          1. Elect six directors to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors;

          2. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

   Information concerning such matters is set forth in the following Proxy Statement.

   March 30, 2001 is the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

   The accompanying form of Proxy is solicited by the Board of Directors of the Company. Even if you are planning to attend the Annual Meeting in person, please complete, date, sign and return the enclosed Proxy.


               By Order of the Board of Directors of the Company




   WARREN WEINER, Secretary                           MARVIN ROUNICK, President


Dated: April 27, 2001

                                 DEB SHOPS, INC.






                  9401 Blue Grass Road, Philadelphia, PA 19114

                              --------------------
                                PROXY STATEMENT
                              --------------------

                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MAY 15, 2001

                              --------------------

   This Proxy Statement is submitted with the attached Notice (the "Notice") of Annual Meeting of Shareholders of Deb Shops, Inc. (the "Company") to be held on Tuesday, May 15, 2001 at 10:00 a.m., at the offices of the Company, 9401 Blue Grass Road, Philadelphia, Pennsylvania. The form of Proxy is enclosed. This Proxy Statement is first being sent or given to shareholders of the Company on or about April 27, 2001.

   The Board of Directors of the Company does not intend to bring any matter before the Annual Meeting except as specifically indicated in the attached Notice and does not know of anyone else who intends to do so. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed Proxy, or their duly constituted substitutes, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                             REVOCABILITY OF PROXY

   A Proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                        PERSONS MAKING THE SOLICITATION

   The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or of its subsidiaries, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of Proxies for the Annual Meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Company's common stock, $0.01 par value per share ("Common Stock"), held by them, and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   The holders of record of the Common Stock of the Company at the close of business on March 30, 2001 (the "Record Date") will be entitled to notice of and to vote on all matters presented for vote at the Annual Meeting. At the close of business on March 30, 2001, the total number of outstanding shares of Common Stock was 13,551,900. Each share of Common Stock will be entitled to one vote on all business to come before the Annual Meeting on which a vote is taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast is necessary for a quorum to be present at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of March 30, 2001, regarding the shares of each class of equity securities of the Company owned by (i) each person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director, (iii) the chief executive officer and each of the four other most highly compensated executive officers, and (iv) all directors and executive officers of the Company as a group.

                                 Amount and
                                 Nature of
Name and Address of              Beneficial                                Percent
Beneficial Owner (1)             Ownership          Title of Class        of Class
--------------------             ---------          --------------        --------
Marvin Rounick (2)               3,859,656(3)       Common Stock              28.5%
9401 Blue Grass Road                   230          Non-Voting Series A       50.0%
Philadelphia, PA 19114                              Preferred Stock

Judy Rounick                       693,736(4)       Common Stock               5.1%
9401 Blue Grass Road
Philadelphia, PA 19114

Warren Weiner                    2,700,464(5)       Common Stock              19.9%
9401 Blue Grass Road                   230          Non-Voting Series A       50.0%
Philadelphia, PA 19114                              Preferred Stock

Penny Weiner                     1,516,438(6)       Common Stock              11.2%
9401 Blue Grass Road
Philadelphia, PA 19114

Barry H. Frank                   1,628,982(7)       Common Stock              12.0%
1735 Market Street
Philadelphia, PA 19103-7598

Robert Shein                     1,629,732(7)(8)    Common Stock              12.0%
896 Roscommon Road
Bryn Mawr, PA 19010

Jack A. Rounick(2)               1,013,459(9)       Common Stock               7.5%
3 Penn Court
325 Swede Street
Norristown, PA 19404

Stuart H. Savett                   751,000(10)      Common Stock               5.5%
325 Chestnut Street
Suite 700
Philadelphia, PA 19106

Barry H. Feinberg                      -0-          Common Stock               -0-

Ivan Inerfeld                          -0-          Common Stock               -0-

Allan Laufgraben                   140,220(11)      Common Stock               1.0%

Barry Vesotsky                      25,000          Common Stock           Less than 1%

Lewis Lyons                         45,700(12)      Common Stock           Less than 1%

All Directors and                9,455,801(11)(12)  Common Stock              69.8%
 Officers as a Group                   460          Non-Voting Series A       100.0%
 (12 persons)                                       Preferred Stock


                                                 [footnotes on following page]

---------------

 (1) Addresses are included for beneficial owners of more than 5% of the Common Stock of the Company. Information as to certain of such shareholders has been derived from filings made with the Securities and Exchange Commission (the "Commission").

 (2)  Marvin Rounick and Jack A. Rounick are brothers.

 (3) Marvin Rounick has sole voting and dispositive power with respect to 3,165,920 shares of Common Stock (23.4% of the class), and shared voting and dispositive power with Judy Rounick, his wife, with respect to the remaining 693,736 shares of Common Stock (5.1% of the class). See note
      (4) below. The foregoing table does not include 750,000 shares of Common Stock (5.5% of the class) held by a trust of which Mr. Rounick is the sole beneficiary, but as to which neither Mr. nor Mrs. Rounick has voting or dispositive power. See notes (9) and (10) below.

 (4) Judy Rounick has shared voting and dispositive power with Marvin Rounick, her husband, with respect to these shares. See note (3) above.

 (5) Warren Weiner has sole voting and dispositive power with respect to 1,147,766 shares of Common Stock (8.5% of the class) and shared voting and dispositive power with Penny Weiner, his wife, with respect to 1,516,238 shares of Common Stock (11.2% of the class). See note (6) below. The table also includes 25,000 shares of Common Stock held by trusts for the benefit of Mr. Weiner's nephew and nieces, as to which Mr. Weiner has sole voting and dispositive power as trustee, and 200 shares of Common Stock held by a trust for the benefit of Mr. Weiner's granddaughter, as to which Mr. and Mrs. Weiner share voting and dispositive power as trustees. The foregoing table does not include 605,504 shares of Common Stock (4.5% of the class) held by a trust of which Mr. Weiner is the sole beneficiary, or 1,023,478 shares of Common Stock (7.6% of the class) held by a trust of which Mrs. Weiner is the sole beneficiary, but as to which neither Mr. nor Mrs. Weiner has voting or dispositive power. See note (7) below. The table includes 11,260 shares of Common Stock to which Mr. Weiner may become entitled under the Company's 401(k) Plan.

 (6) Penny Weiner has shared voting and dispositive power with Warren Weiner, her husband, with respect to these shares. See note (5) above.

 (7) Includes 1,628,982 shares held by trusts for the benefit of Mr. or Mrs. Warren Weiner, of which Messrs. Frank and Shein share voting and dispositive power as co-trustees. Messrs. Frank and Shein disclaim beneficial ownership of these shares.

 (8) Includes 750 shares held by a child of Mr. Shein as to which he disclaims beneficial ownership.

 (9) Jack A. Rounick has sole voting power with respect to 231,559 shares of Common Stock (1.7% of the class). Of these shares he has sole dispositive power with respect to 45,434 shares and shared dispositive power with Noreen Rounick, his wife, with respect to the remaining 186,125 shares. Mr. Rounick also has shared voting and dispositive power, with his wife, with respect to 31,900 shares of Common Stock included in the table. The table also includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Jack Rounick shares voting and dispositive power as a co-trustee with Stuart Savett; Mr. Rounick disclaims beneficial ownership of these shares.

(10) Includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Mr. Savett shares voting and dispositive power as a co-trustee with Jack A. Rounick; Mr. Savett disclaims beneficial ownership of such shares.

(11) Beneficial ownership has been determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(12)  See prior footnotes.

                             ELECTION OF DIRECTORS

   Six directors will be elected to hold office subject to the provisions of the Company's By-Laws until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

   The following table sets forth the name, age, position with the Company and respective service dates of each person who has been nominated to be a director of the Company.

                                                                                              Director
Name                                 Age              Position with the Company                Since
----                                 ---              -------------------------                -----
Marvin Rounick...................    61    Director, President and Chief Executive Officer      1973

Warren Weiner....................    57    Director, Executive Vice President, Secretary        1973
                                             and Treasurer

Jack A. Rounick..................    65    Director, Assistant Secretary                        1973

Barry H. Feinberg................    55    Director                                             1989

Barry H. Frank...................    62    Director                                             1989

Ivan Inerfeld....................    60    Director                                             2000

   Marvin Rounick and Jack A. Rounick are brothers.

   A plurality of the votes cast by all shareholders entitled to vote with respect to the election of directors at the Annual Meeting is required for the election of directors. Shareholders may vote "FOR" or "AUTHORITY WITHHELD" with respect to the election of the entire slate of directors by marking the proper box on the enclosed form of Proxy, or may vote "AUTHORITY WITHHELD" with respect to any one or more nominees by marking the proper box and writing out the names of such nominees on the Proxy, as instructed therein. Abstentions and broker non-votes will have the same effect as votes of "AUTHORITY WITHHELD" in the case of the election of directors. Upon the execution and return of the enclosed form of Proxy, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted "FOR" the above nominees in the election of directors.

                       MANAGEMENT RECOMMENDS VOTING "FOR"
                        THE ABOVE NOMINEES FOR DIRECTOR.

Principal Occupations of the Nominees to be Directors

   Marvin Rounick has been employed by the Company since 1961. Since 1979, he has served as the President and Chief Executive Officer.

   Warren Weiner was employed by the Company from 1965 until 1975. He rejoined the Company in January 1982 as Executive Vice President, Secretary and Treasurer.

   Jack A. Rounick is Assistant Secretary of the Company. Since November 1997, he has been counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania, which provides legal services to the Company. From October 1995 to November 1997, he was engaged in the private practice of law in Norristown, Pennsylvania.

   Barry H. Feinberg has been, since January 1992, President of The Feinberg Group or its predecessor firms, Philadelphia, Pennsylvania, a marketing company. From July 1992 to October 1993, Mr. Feinberg was President of Nationwide Automotive, Inc., a retailer of automotive parts. Since 1991, Mr. Feinberg also has been an Adjunct Professor of Marketing at the Wharton School, University of Pennsylvania. Mr. Feinberg is also a director of Hippo Graphics, Inc., a company with a class of securities registered under the Exchange Act.

   Barry H. Frank was a partner in the law firm of Mesirov Gelman Jaffe Cramer & Jamieson, LLP, Philadelphia, Pennsylvania ("Mesirov Gelman"), from 1987 until 2000 when it merged with the law firm of

Schnader Harrison Segal & Lewis LLP, Philadelphia, Pennsylvania ("Schnader Harrison"). Since this merger, Mr. Frank has been a partner in Schnader Harrison, which provides legal services to the Company.

   Ivan Inerfeld has been, since June 1999, the Chairman of Interactive Enterprise Limited, Dublin, Ireland and Bryn Mawr, Pennsylvania, a broadband infrastructure company, as well as a self-employed consultant and private investor. From October 1997 to May 1999, Mr. Inerfeld was Managing Director of Cross Atlantic Technology Fund, Radnor, Pennsylvania, a venture capital group. From July 1996 to September 1997, Mr. Inerfeld was the Chairman and Chief Executive Officer of VerticalNet, Inc., Horsham, Pennsylvania, a business-to-business Internet content and commerce company, as well as a principal of Internet Capital Group, L.L.C., Wayne, Pennsylvania, a venture capital fund. Prior to July 1996, Mr. Inerfeld was a self-employed consultant, in Bryn Mawr, Pennsylvania, working in the fields of mergers, acquisitions and finance.

Meetings of the Board of Directors and Committees

   The Board of Directors holds formal meetings and also discusses matters on an informal basis. The Board held one meeting during the fiscal year ended January 31, 2001 and acted by written consent ten times during the year. The Company has no nominating committee. However, the Board has established an Audit Committee, a Stock Option Committee, a Compensation Committee, and a 401(k) Plan Committee. Each director attended all meetings of the Board and of the Committees on which he served.

   The Audit Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to management's conduct of the Company's financial reporting process, and financial statements, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   The Stock Option Committee, consisting of Marvin Rounick, Warren Weiner and Jack A. Rounick, administers the Company's 1995 Incentive Stock Option Plan and determines the employees eligible to be granted stock options and the number of options to be granted. The Stock Option Committee held no meetings during the last fiscal year.

   The Compensation Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The function of the Compensation Committee is to consider and make recommendations to the Board of Directors, at its request, with respect to appropriate levels of compensation for the President, Executive Vice President, and other officers and employees of the Company. The Compensation Committee held no meetings during the last fiscal year.

   The 401(k) Plan Committee, consisting of Marvin Rounick, Warren Weiner and Stanley A. Uhr, Esq., administers the Company's 401(k) Plan (the "401(k) Plan"). The 401(k) Plan Committee held one meeting during the last fiscal year.

   Directors of the Company, other than Directors who are also employees of the Company, receive $1,000 for each meeting of the Board of Directors and Committees of the Board attended, plus expenses.

Compensation Committee Interlocks and Insider Participation

   Barry H. Frank, a member of the Compensation Committee of the Company, was during the last fiscal year, a partner in the law firm of Mesirov Gelman, which provided legal services to the Company during the last fiscal year. In fiscal 2000, Mesirov Gelman merged with and into Schnader Harrison. Since this merger, Mr. Frank has been a partner in Schnader Harrison, which provided during the last fiscal year, and continues to provide, legal services to the Company.

                    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
                              SHAREHOLDER RETURNS

   The following graph compares the cumulative total shareholder return for the last five fiscal years for the Company's Common Stock to the cumulative total returns of (i) The Nasdaq Stock Market (US Companies) and (ii) the Dow Jones Retailers -- Specialty-Apparel Index.




                               [GRAPHIC OMMITTED]










                                     Legend

Index Description                                                           Fiscal Year Ended
-----------------                                   ------------------------------------------------------------
                                                     01/31/96   01/31/97  01/31/98  01/31/99  01/31/00   01/31/01
DEB SHOPS, INC.                                        100         145       203       377       524        550
Nasdaq Stock Market (US Companies)                     100         131       155       242       378        265
Dow Jones Retailers - Specialty  Apparel Index         100         123       195       329       297        346


Notes
A. The lines represent annual index levels, assuming reinvestment of all dividends paid during the measurement period.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the fiscal year does not end on a trading day, the preceding day is used.
D. The index level for all series was set to 100.0 on 01/31/96.

                             EXECUTIVE COMPENSATION


   The following information is furnished for the fiscal years ended January 31, 2001, 2000 and 1999, with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the last fiscal year whose salary and bonus exceeded $100,000. The Summary Compensation Table includes amounts deferred at the officer's election.

                                                   Summary Compensation Table


                                                                                   Long Term Compensation
                                                                             ----------------------------------
                                              Annual Compensation                    Awards             Payouts
                                      -----------------------------------    -----------------------    -------
                                                                                           Number of
                             Fiscal                              Other                      Shares
                              Year                              Annual       Restricted   Underlying
   Name and                  Ended                           Compensation      Stock       Options/      LTIP       All Other
 Principal Position           1/31     Salary      Bonus          (1)         Award(s)       SARS       Payouts   Compensation
---------------------        ------   --------    --------   ------------    ----------   ----------    -------   ------------
Marvin Rounick                2001    $407,705           -         -             -                -        -               -
 President and                2000    $406,356           -         -             -                -        -               -
 Chief Executive              1999    $405,012           -         -             -                -        -        $397,286
 Officer

Warren Weiner                 2001    $299,620           -         -             -                -        -        $  3,400(2)
 Executive Vice               2000    $298,610           -         -             -                -        -        $  4,000
 President,                   1999    $297,600           -         -             -                -        -        $151,423
 Secretary, and
 Treasurer

Allan Laufgraben              2001    $327,500           -         -             -                -        -        $  3,400(2)
 Senior Vice-                 2000    $326,250    $300,000         -             -                -        -        $  4,000
 President,                   1999    $250,016    $300,000         -             -          150,000        -        $  4,000
 Merchandising

Barry Vesotsky                2001    $201,539           -         -             -                -        -        $  3,329(2)
 Vice President,              2000    $204,615    $150,000         -             -                -        -        $  4,000
 Merchandising                1999    $160,004    $150,000         -             -           50,000        -        $  4,000

Lewis Lyons                   2001    $133,900           -         -             -                -        -        $  2,044(2)
 Vice President,              2000    $117,600           -         -             -                -        -        $  2,695
 Finance, Chief               1999    $102,600           -         -             -           30,000        -        $  2,585
 Financial Officer,
 and Assistant
 Secretary

---------------

(1) The named executive officers received various personal benefits, the total value of which did not exceed for any fiscal year as to any such person the lesser of $50,000 or 10% of his annual salary and bonus.

(2) Consists of Company contributions to the 401(k) Plan for the account of the named executive subject to vesting by lapse of time.

Grant of Stock Options

   The following table sets forth information regarding grants of stock options made during the Company's fiscal year ended January 31, 2001 to each of the named executive officers pursuant to the Company's 1995 Incentive Stock Option
Plan:

                       Option Grants in Last Fiscal Year

                                           Individual Grants                             Potential Realizable
                                      --------------------------                                  Value
                                      Number of    Percentage of                            At Assumed Annual
                                       Shares         Options                             Rates of Stock Price
                                     underlying     Granted to      Exercise                 Appreciation For
                                       Options     Employees in      Price      Expiration    Option Term (1)
Name                                  Granted      Fiscal Year      Per Share      Date       5%         10%
----                                 ----------    -------------   ---------    ----------    ---        ---
Marvin Rounick                         N/A(2)            -             -             -         -          -
Warren Weiner                          N/A(2)            -             -             -         -          -
Allan Laufgraben                          0              -             -             -         -          -
Barry Vesotsky                            0              -             -             -         -          -
Lewis Lyons                               0              -             -             -         -          -

---------------
(1) Potential realizable value is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price performance.

(2) Mr. Rounick and Mr. Weiner do not participate in the Company's 1995 Incentive Stock Option Plan.

Exercise of Stock Options

   The following table sets forth information regarding the exercise of stock options by each of the named executive officers of the Company during the fiscal year ended January 31, 2001, as well as the value of any unexercised options:

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values



                                                                  Total Number of Shares          Value of Unexercised
                                                                   Underlying Unexercised          In-the-Money Options
                                       Shares                   Options at Fiscal Year End       at Fiscal Year End (1)
                                      Acquired       Value     ---------------------------     --------------------------
Name                                 On Exercise   Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
----                                 -----------   --------    -----------   -------------    -----------   -------------
Marvin Rounick                         N/A(2)             -           -               -               -               -
Warren Weiner                          N/A(2)             -           -               -               -               -
Allan Laufgraben                       75,000      $800,000      50,000          50,000        $446,875        $446,875
Barry Vesotsky                             -              -      25,000          25,000        $223,438        $223,438
Lewis Lyons                            15,000      $140,625           -          15,000               -        $134,063

---------------
(1) Options are In-the-Money at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

(2) Mr. Rounick and Mr. Weiner do not participate in the Company's 1995 Incentive Stock Option Plan.

Employment Contract

   Allan Laufgraben has a written agreement with the Company which provides that Mr. Laufgraben will serve as the Company's Senior Vice President-Merchandising, will be paid a base salary of $325,000 per year, and will be entitled to receive a bonus not to exceed $300,000 with respect to fiscal years 2000, 2001 and 2002 equal to four percent of the increase in earnings before interest and taxes on a consolidated basis of the Company's apparel business (excluding Tops 'N Bottoms) for such fiscal year over the corresponding amount for the preceding fiscal year. Mr. Laufgraben was also awarded the option to purchase up to 150,000 shares of the Common Stock of the Company pursuant to the agreement.

Report on Executive Compensation

   The compensation of the President and Executive Vice President is set by the Board of Directors. The cash compensation of the other executive officers is set by the President, as authorized by the Board of Directors. The Stock
Option Committee is authorized to make awards of stock options under the Company's 1995 Incentive Stock Option Plan.

   In fiscal year 2001, the Board of Directors continued its previous practice of compensating the President/Chief Executive Officer and the Executive Vice President on the basis of fixed salaries, supplemented by various perquisites which are included as "salary" in the Summary Compensation Table above. Such compensation is considered by the Board to be appropriate for those positions, irrespective of the Company's performance. The compensation of those officers has not, therefore, increased materially in years of above-average Company performance and has not decreased materially in years of below-average performance. The President/Chief Executive Officer and the Executive Vice President, alone or together with spouses and various trusts and partnerships for family members, are principal shareholders of the Company and, in the Board's view, derive sufficient incentive to maximize Company performance through their status as shareholders without receiving incentive compensation in addition to, or as part of, their regular compensation. Accordingly, neither the President/Chief Executive Officer nor the Executive Vice President receives bonuses or participates in the Company's plan referred to above.

   The other executive officers of the Company are principally compensated through fixed salaries.

   The foregoing report is submitted by the Board of Directors: Barry Feinberg, Barry Frank, Ivan Inerfeld, Jack Rounick, Marvin Rounick and Warren Weiner.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors is composed of three independent directors, in accordance with Section 4200(a)(14) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

   The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2001 with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   The Audit Committee has received the written disclosures and the letter from the Company's independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001 for filing with the Securities and Exchange Commission.

   The foregoing report is submitted by the Audit Committee: Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld.

                          TRANSACTIONS WITH MANAGEMENT
                       AND CERTAIN BUSINESS RELATIONSHIPS

   The Company leases its warehouse and office facility (the "Facility") totaling approximately 280,000 square feet pursuant to a twenty year lease dated and effective June 15, 1982, as amended (the "Lease"), from the Blue Grass Partnership ("Lessor"). The partners of the Lessor are Marvin Rounick, Director, President and Chief Executive Officer of the Company, Warren Weiner, Director, Executive Vice President, Secretary and Treasurer of the Company, Jack A. Rounick, Director and Assistant Secretary of the Company, and their respective spouses. Under the terms of the Lease, the Company must pay all maintenance, repairs, insurance, utilities, taxes, improvements and modifications to the Facility. On January 3, 1999, the Lease was amended to extend the term for an additional five years. During the fiscal year ended January 31, 2001, the Company accrued and paid a rental expense of $550,000 under the Lease.

   The Company believes that the terms of the Lease are fair, reasonable and consistent with the terms that would have been available to the Company if made with unaffiliated parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Based solely on a review of copies of Forms 3, 4 and 5 furnished to the Company under Section 16(a) of the Exchange Act or written representations from persons required to furnish to the Company copies of such Forms 3, 4 and 5 if filed with the Commission, the Company has determined that its directors, officers and more than 10% shareholders filed when due all reports required by
Section 16(a) of the Exchange Act during the fiscal year ended January 31, 2001, except for a Form 5 for Warren Weiner, due during such fiscal year which was filed late.

                    RELATIONSHIPS WITH INDEPENDENT AUDITORS

   The firm of Ernst & Young LLP was the Company's independent auditors for the fiscal year ended January 31, 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of shareholders.

   The Board of Directors selects, upon recommendation by the Audit Committee, the independent auditors for the Company. The Board has not yet selected the independent auditors for the current fiscal year.

Audit Fees

   Ernst & Young LLP's fees for the audit of the Company's annual financial statements for the fiscal year ended January 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $116,000.

All Other Fees

   Ernst & Young LLP billed the Company a total of $24,000 for services other than audit services rendered for the fiscal year ended January 31, 2001, none of which related to financial information systems design and implementation services.

   The Audit Committee has considered whether the provision of other services by Ernst & Young LLP is compatible with maintaining its independence.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Any proposal of a shareholder intended to be presented at the Annual Meeting of Shareholders in 2002 must be received at the Company's principal executive offices no later than December 28, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

   A shareholder of the Company may wish to have a proposal presented at the 2002 Annual Meeting, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at the address appearing on the first page of this proxy statement by March 11, 2002, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                                   FORM 10-K

   The Company will provide without charge to each person solicited by this Proxy Statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K including financial statements and the schedules thereto. Such written requests should be directed to the Company at 9401 Blue Grass Road, Philadelphia, Pennsylvania 19114, Attention: Corporate Counsel.
                                       10

                                   APPENDIX A


                                DEB SHOPS, INC.
                            AUDIT COMMITTEE CHARTER

I.   PURPOSE

   The principal purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to management's conduct of the Company's financial reporting process, and financial statements, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to address any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

   The Committee shall review and reassess this Charter at least annually. The Committee shall have this Charter published, in its then current form, at least every three years in accordance with, and to the extent required by, regulations promulgated by the Securities and Exchange Commission (the "Commission").

II.  MEMBERSHIP

   The Committee shall be comprised of no fewer than three members of the Board, one of whom shall be appointed as the Committee's chairperson. The Committee's composition and members shall meet the requirements of the rules of the National Association of Securities Dealers, Inc., through its Nasdaq Stock Market, Inc. ("Nasdaq") subsidiary. All of the members shall be directors who, except as may otherwise be permitted under the Nasdaq rules, have no relationship to the Company that may interfere with the exercise of their independence from management and the Company, and who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

III. KEY RESPONSIBILITIES

   The Committee is to serve in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as the Company's outside auditors, have more time, knowledge and detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any certification as to the outside auditors' work.

   Consistent with the above, the Committee shall:

   o Provide an open avenue of communication among management, appropriate company personnel, the outside auditors and the Board.

   o Review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to their filing with the Commission (or prior to such distribution, if earlier) and, in connection therewith, review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented.

   o Prior to the Company's filing of each quarterly report on Form 10-Q with the Commission, the Committee, either on its own or through its chairperson, shall review with the outside auditors the Company's interim financial statements to be included in such Form 10-Q and the matters required to be discussed by SAS No. 71, as it may be modified or supplemented.

   o Discuss with management, appropriate company personnel and the outside auditors the quality and adequacy of the Company's internal accounting and financial controls.

   o Receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company consistent with Independence Standards Board Standard No. 1.

   o Discuss with the outside auditors any such disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

   o Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

   o Annually prepare a report to the Company's shareholders as required by
     Item 306 of Regulation S-K; and submit such report for inclusion in the Company's annual proxy statement.

   o Maintain minutes of meetings of the Committee and periodically report to the Board on significant results of the foregoing activities.

   o Perform any other activities consistent with this Charter, the Company's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

   o The Committee shall recommend to the Board the retention or replacement of the outside auditors annually after completion of the annual audit.

   The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders, and these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                DEB SHOPS, INC.
                  9401 Blue Grass Road, Philadelphia, PA 19114

     The undersigned hereby appoints Marvin Rounick and Warren Weiner, and each of them, proxies with full power of substitution to vote all the shares of Common Stock of Deb Shops, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 15, 2001, at 10 A.M., local time, and at any adjournment or postponement thereof, upon the following matters set forth in the notice of such meeting.


                        (To Be Signed on Reverse Side.)

                        Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders
                                DEB SHOPS, INC.


                                  May 15, 2001





          ..... Please Detach and Mail in the Envelope Provided .....


   -----  Please mark your
A  | X |  votes as in this
   -----  example.

                                                 AUTHORITY
1.   Election of           FOR                    WITHHELD
     Directors             / /                      / /

To withhold authority for any individual nominee(s), check the box, and insert the nominee(s) name(s) on the line below:


FOR ALL EXCEPT:

/ /
  ----------------------------------------------------------------------------


Nominees: Barry H. Feinberg
          Barry H. Frank
          Ivan Inerfeld
          Marvin Rounick
          Jack A. Rounick
          Warren Weiner

2. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy when properly executed will be voted as specified above. If not otherwise specified, this Proxy will be voted FOR the election of the nominees of the Board of Directors named in Item 1.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.




SIGNATURE                                                      DATE
         ------------------------------------------------------    ------------


SIGNATURE                                                      DATE
         ------------------------------------------------------    ------------
Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give the full title. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized persons.